SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) August 13, 2002
                                 (August 13, 2002)

                         STORAGE TECHNOLOGY CORPORATION
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             (Exact Name of Registrant As Specified In Its Charter)


        Delaware                      1-7534                     84-0593263
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(State or jurisdiction              (Commission                 (IRS Employer
   of incorporation)                File Number)             Identification No.)




              One StorageTek Drive, Louisville, Colorado 80028-4309
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (303) 673-5151
                                                           ---------------



                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.     Other Events and Regulation FD Disclosure.
            -----------------------------------------

On August 13, 2002, the registrant, Storage Technology Corporation (the "Company"), announced that Chairman, President and CEO Patrick J. Martin and Corporate Vice President, Chief Financial Officer Robert S. Kocol filed sworn statements with the Securities and Exchange Commission in compliance with SEC Order No. 4-460. A copy of the Press Release is attached hereto as Exhibit 99.1. A copy of the Sworn Statement of Patrick J. Martin, principal executive officer of the Company, is attached hereto as Exhibit 99.2. A copy of the Sworn Statement of Robert S. Kocol, principal financial officer of the Company, is attached hereto as Exhibit 99.3.

Item 7.(c)  Exhibits.
            --------

            99.1 Press Release, dated August 13, 2002, regarding the filing of sworn statements

            99.2 Sworn Statement of Patrick J. Martin, principal executive officer of the Company

            99.3 Sworn Statement of Robert S. Kocol, principal financial officer of the Company






















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

                                     SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 13, 2002               Storage Technology Corporation




                                    By: /s/  Thomas G. Arnold,
                                        ---------------------
                                        Vice President,
                                        Corporate Controller


























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